SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

(811-04424)
VAN KAMPEN LIFE INVESTMENT TRUST
(Name of Registrant as Specified in Its Declaration of Trust)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
☐	Fee paid previously with preliminary materials.

VAN KAMPEN INVESTMENTS	January 2009

 Important Notice To Van Kampen
 Life Investment Trust Enterprise Portfolio
 Shareholders

Questions & Answers

Although we recommend that you read the complete Proxy Statement, we have provided for your convenience a brief overview of the issue to be voted on.

Q. Why am I receiving this Proxy Statement?

A. The purpose of this Proxy Statement is to seek shareholder approval of a plan of liquidation and dissolution for Van Kampen Life Investment Trust Enterprise Portfolio (the “Portfolio”).

Q. How will approval of this proposal affect my account?

A. If the proposal to liquidate and dissolve the Portfolio is approved, the Portfolio’s assets will be liquidated and the proceeds will be distributed to contract owners’ insurance accounts. Such distributions will be paid in cash. Shareholders should carefully read and consider the discussion of the proposal in the Proxy Statement.

Q. Can I reallocate my account balance before the liquidation takes place?

A. Yes. In accordance with applicable rules under your insurance contract, you may transfer your account balance out of the Portfolio and into any other investment option made available by your contract. If the liquidation is approved and you have assets still invested in the Portfolio as of the date of liquidation and unless you have provided other transfer instructions, the proceeds of the liquidation may be invested in a default investment option pursuant to applicable rules under your contract. Please contact your insurance company for additional information regarding transferring your investment in the Portfolio.

Q. Will my vote make a difference?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response will help save on the costs of any further solicitations for a shareholder vote. We encourage you to participate in the governance of the Portfolio.

Q. How does the Board of Trustees of the Portfolio suggest that I vote?

A. After careful consideration, the Board of Trustees of the Portfolio recommends that you vote “FOR” the plan of liquidation and dissolution.

Q. How can I vote?

A. You will be able to give your insurance company voting instructions for those shares attributable to your contract as of January 5, 2009, the record date for the meeting. A voting instruction card is, essentially, a ballot. While only insurance companies are the shareholders of the Portfolio, these insurance companies will vote in accordance with your instructions. When you complete your voting instruction card, it directs your insurance company how to vote on the proposal with respect to its shares attributable to your account. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, the shares will be voted FOR the approval of the liquidation of the Portfolio. If you do not return a voting instruction card at all, your shares will be voted in the same proportion as shares for which instructions have been received from other owners of registered variable annuity and variable life insurance contracts of your insurance company.

You can vote in one of four ways:

• Internet
• Telephone
• Mail
• In person at the meeting

  Instructions for casting your vote via the internet or telephone are found in the enclosed proxy voting material. The required control number for either of these methods is printed on the voting instruction card. If you choose to cast your vote via the internet or telephone, there is no need to mail the card.

  Whichever method you choose, please take the time to read the entire proxy statement before you vote.

Q. Whom do I contact for more information?

A. You can contact your financial adviser for more information. You may also call Van Kampen’s Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com where you can send us an e-mail message by selecting “Contact Us.”

 About the Voting Instruction Card

Please vote on this proposal using blue or black ink to mark an X in one of the boxes provided on the voting instruction card.

Approval of the liquidation and dissolution of the Portfolio pursuant to a Plan of Liquidation and Dissolution — mark “For,” “Against” or “Abstain”.

Please sign, date and return the voting instruction card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY
VAN KAMPEN LIFE INVESTMENT TRUST ENTERPRISE PORTFOLIO
SPECIAL MEETING OF SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXX

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and dissolution of the Portfolio pursuant to a Plan of Liquidation and Dissolution.	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting.

Please be sure to sign and date this voting instruction card.

Shareholder sign here Co-owner sign here Date

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

SAMPLE

VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

522 Fifth Avenue
New York, New York 10036
Telephone (800) 231-2808

NOTICE OF SPECIAL MEETING OF
SHAREHOLDERS

To Be Held on April 3, 2009

A special meeting of Shareholders (the “Meeting”) of the Enterprise Portfolio (the “Portfolio”), a series of Van Kampen Life Investment Trust (the “Life Investment Trust”), will be held at the offices of the Portfolio, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on April 3, 2009, at [          ], for the following purposes:

1.	To approve the liquidation and dissolution of the Portfolio pursuant to a Plan of Liquidation and Dissolution.

2.	To transact such other business as may properly come before the Meeting.

Shares of the Portfolio are sold to and held by separate accounts (each an “Account,” and collectively, “Accounts”) of various insurance companies (each an “Insurance Company,” and collectively, “Insurance Companies”) to fund the benefits of variable annuity or variable life insurance policies (each a “Contract,” and collectively, the “Contracts”). The Accounts invest in shares of the Portfolio in accordance with instructions from Contract owners (“Contract Owners”). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote shares held by the Account under their Contract. If a portion of your Contract was allocated to the Portfolio on January 5, 2009, the record date for the Meeting, you are a “Shareholder” and are entitled to notice of the Meeting and to instruct your Insurance Company how to vote the shares of the Portfolio attributable to your Contract at the Meeting or any adjournment of the Meeting.

The Portfolio will furnish, without charge, a copy of its most recent Annual Report and the most recent Semiannual Report succeeding the Annual Report to a Shareholder upon request. Any such request should be directed to the Portfolio by calling 1-800-231-2808 or by writing to the Portfolio at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Copies of the Portfolio’s Annual and Semiannual Reports can also be downloaded from www.vankampen.com.

Shareholders of the Portfolio are invited to attend the Meeting and to vote in person. If you do not expect to attend the Meeting, please vote in one of the following ways:

(i)	Internet — Instructions for casting your vote via the internet can be found in the enclosed voting materials. The required control number is printed on your enclosed voting instruction card. If this feature is used, there is no need to mail the voting instruction card.

(ii)	Telephone — Instructions for casting your vote via telephone can be found in the enclosed voting materials. The toll-free number and required control number are printed on your enclosed voting instruction card. If this feature is used, there is no need to mail the voting instruction card.

(iii)	By mail — If you vote by mail, please indicate your voting instructions on the enclosed voting instruction card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

In order to avoid the additional expense of further solicitation, we ask that you mail your voting instruction card or record your voting instructions by telephone or via the internet promptly.

The Board of Trustees of the Portfolio recommends that you cast your vote FOR approval of the liquidation and dissolution of the Portfolio pursuant to a Plan of Liquidation and Dissolution.

Your vote is important.
Please return your voting instruction card or
record your voting instructions by
telephone or via the internet promptly
no matter how many shares you own.

For the Board of Trustees of the
Van Kampen Life Investment Trust
Enterprise Portfolio,

Stefanie V. Chang Yu
Vice President and Secretary

January [  ], 2009

VAN KAMPEN LIFE INVESTMENT TRUST
ENTERPRISE PORTFOLIO

522 Fifth Avenue
New York, New York 10036
Telephone (800) 231-2808

PROXY STATEMENT FOR THE
SPECIAL MEETING OF SHAREHOLDERS

To Be Held on April 3, 2009

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Van Kampen Life Investment Trust (the “Life Investment Trust”), on behalf of its series, the Enterprise Portfolio (the “Portfolio”), of proxies to be voted at a Special Meeting of Shareholders of the Portfolio, and all adjournments thereof (the “Meeting”), to be held at the offices of the Portfolio, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on April 3, 2009, at [          ]. The approximate mailing date of this Proxy Statement and accompanying form of proxy is January [  ], 2009.

The Portfolio is an open-end, management investment company which generally offers its Class I Shares of beneficial interest, par value $0.01 per share, and Class II Shares of beneficial interest, par value $0.01 per share (collectively, the “Shares”), only to various insurance companies (each an “Insurance Company,” and collectively, “Insurance Companies”) for separate accounts (each an “Account,” and collectively, “Accounts”) which they establish to fund the benefits of variable annuity or variable life insurance policies (each a “Contract,” and collectively, “Contracts”). The Accounts invest in Shares of the Portfolio in accordance with instructions from Contract owners (“Contract Owners”). Except as might otherwise be provided by applicable law, the Accounts provide pass-through voting to Contract Owners and the Contract Owners have the right to instruct the Account provider on how to vote Shares held by the Account under their Contract. If a portion of your Contract was allocated to the Portfolio on January 5, 2009 (the “Record Date”), you are a “Shareholder” and are entitled to instruct your Insurance Company how to vote the Shares of the Portfolio attributable to your Contract at the Meeting or any adjournment of the Meeting.

The Portfolio will furnish, without charge, a copy of its most recent Annual Report and the most recent Semiannual Report succeeding the Annual Report to a Shareholder upon request. Any such request should be directed to the Portfolio by calling 1-800-231-2808 or by writing to the Portfolio at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The Portfolio’s Annual and Semiannual Reports have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These reports can also be downloaded from www.vankampen.com. These reports, as well as other filings of the Portfolio, may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC or on the EDGAR database on the SEC’s internet site (http://www.sec.gov). Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

Summary

This is only a summary. You should review the more detailed information contained in the proxy, especially the information set forth under the heading “Proposal: Liquidating and Dissolving the Portfolio Pursuant to a Plan of Liquidation and Dissolution.”

The Proposal	The purpose of the Meeting is to seek Shareholder approval of a proposal to liquidate and dissolve the Portfolio pursuant to a Plan of Liquidation and Dissolution (the “Proposal”).

Shareholder Vote Requirement	The voting requirement to approve the Proposal is the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined by the Investment Company Act of 1940, as amended (the “1940 Act”), as the lesser of (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Portfolio.

How to Cast Your Vote	Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the voting instruction card, or (iv) in person at the Meeting.

Consequences to Shareholders	If the Proposal is approved, the Portfolio’s assets will be liquidated and the proceeds will be distributed to Contract Owners’ Accounts. Such distributions will be paid in cash.

Federal Income Tax Consequences to Shareholders	Shareholders must consult their own tax advisors as to their U.S. federal income tax consequences as a result of a dissolution and liquidation of the Portfolio, as well as any tax consequences under state, local or foreign tax law.

Board Recommendation	The Board of Trustees recommends that you vote FOR the Proposal to liquidate and dissolve the Portfolio.

PROPOSAL:	LIQUIDATING AND DISSOLVING THE PORTFOLIO PURSUANT TO A PLAN OF LIQUIDATION AND DISSOLUTION

Introduction

At a meeting held on November 13, 2008, the Board of Trustees of the Portfolio considered and unanimously approved the recommendation of the Portfolio’s investment adviser, Van Kampen Asset Management (the “Adviser”), that the Portfolio be liquidated and dissolved. The Board of Trustees also directed the Adviser to prepare a Plan of Liquidation and Dissolution of the Portfolio (the “Liquidation Plan”) to be submitted for shareholder approval. A copy of the form of Liquidation Plan is attached hereto as Annex A. If Portfolio shareholders approve the Liquidation Plan, the Adviser will sell the Portfolio’s portfolio securities and other assets, pay creditors or establish reserves for such payments and distribute the net proceeds of such sales as described below. Such distributions will be paid in cash. If Portfolio Shareholders do not approve the Liquidation Plan, the Portfolio will continue to operate as is and the Portfolio’s Board of Trustees may consider other available options.

Background

The Portfolio’s investment objective is to seek capital appreciation through investments in securities believed by the Portfolio’s investment adviser to have above average potential for capital appreciation. The Portfolio commenced investment operations on April 7, 1986. As of the Record Date, the Portfolio had net assets of approximately $[          ].

Reasons for the Liquidation and Dissolution

The Adviser has recommended that the Portfolio be liquidated and dissolved. The reasons for the recommendation include, among others, recent changes to the Adviser’s investment teams and repositioning efforts that would potentially be necessary to transition the Portfolio to a new portfolio management team and the Portfolio’s limited prospects for future growth because of weak market demand for this product. The Adviser believes that it would be in the best interests of the Portfolio’s Shareholders to approve the liquidation and dissolution of the Portfolio.

At its November 13, 2008 meeting, after analyzing factors presented by management and considering other alternatives to liquidating the Portfolio, the Portfolio’s Board of Trustees, including all of the Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act, unanimously adopted resolutions declaring that the proposed liquidation and dissolution was in the best interests of the Portfolio and its shareholders, approving the Liquidation Plan proposed by the Adviser and directing the Adviser to prepare formally such Liquidation Plan and to submit it for Shareholder approval.

Description of the Liquidation Plan and Related Transactions

The Liquidation Plan will become effective on the date of its approval by Shareholders (the “Effective Date”). Following Shareholder approval, the Portfolio will, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio securities it holds in order to convert its assets to cash and will not engage in any business activity except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing assets to Shareholders after the payment to (or reservation of assets for payment to) all creditors of the Portfolio. After the distribution of assets to Shareholders, the Portfolio will be dissolved in accordance with the Liquidation Plan. The Liquidation Plan provides that the Trustees may authorize such variations from, or amendments to, the provisions of the Liquidation Plan as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the concerned Portfolio in accordance with the purposes intended to be accomplished by the Liquidation Plan.

As soon as practicable after the Effective Date, and in any event within 60 days thereafter, the Portfolio will mail to the Account at the Insurance Company on behalf of Shareholder of record who has not redeemed its Shares a liquidating distribution equal to the Shareholder’s proportionate interest in the remaining assets of the Portfolio and information concerning the sources of the liquidating distribution.

Except as may be otherwise agreed to between the Portfolio and the Adviser, all expenses incurred by or allocable to the Portfolio in carrying out the Plan and dissolving the Portfolio, shall be borne by the Adviser.

The adoption of the Liquidation Plan will not affect the right of Shareholders to redeem Shares of the Portfolio at their then current net asset value per Share. All officers of the Portfolio, as well as all entities serving the Portfolio, will continue in their present positions and capacities until such time as the Portfolio is liquidated and dissolved.

The Liquidation Plan provides for the termination of the Portfolio under the terms of the Life Investment Trust’s Agreement and Declaration of Trust and the laws of the State of Delaware.

Federal Income Tax Consequences

The Portfolio currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a regulated investment company for U.S. federal income tax purposes so that it will not be required to pay U.S. federal income taxes on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to Shareholders.

If Shareholders of the Portfolio are Accounts that qualify as “segregated asset accounts” under section 817 of the Internal Revenue Code of 1986, as amended (the “Code”), and hold Shares pursuant to Contracts, then pursuant to certain U.S. federal income tax rules relating to “segregated asset accounts” and Contracts, neither the

Accounts nor any Contract Owner will incur any U.S. federal income tax liability as a result of effectuating the Liquidation Plan. Shareholders must consult their own tax advisors as to their U.S. federal income tax consequences as a result a dissolution and liquidation of the Portfolio, as well as any tax consequences under applicable state, local or foreign tax law.

Shareholder Approval

To become effective, the Liquidation Plan must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Portfolio, which is defined under the 1940 Act as the lesser of: (i) 67% or more of the voting securities of the Portfolio present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or by proxy at the Meeting, or (ii) more than 50% of the outstanding voting securities of the Portfolio. The Board of Trustees of the Portfolio has unanimously approved the proposed Liquidation Plan and has determined that such liquidation is in the best interests of the Shareholders of the Portfolio. The Board of Trustees of the Portfolio recommends a vote “FOR” approval of the Liquidation Plan.

VOTING AND MEETING REQUIREMENTS

Shareholders may vote in any one of four ways: (i) via the internet, (ii) by telephone, (iii) by mail, by returning the voting instruction card, or (iv) in person at the Meeting. Instructions for internet and telephone voting are included with the enclosed voting material. The required control number for internet and telephone voting is printed on the enclosed voting instruction card. The control number is used to match voting instruction cards with Shareholders’ respective accounts and to ensure that, if multiple voting instruction cards are executed, Shares are voted in accordance with the voting instruction card bearing the latest date. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another voting instruction card bearing a later date or by attending the Meeting and giving voting instructions in person. The Portfolio employs procedures for internet and telephone voting, such as requiring the control number from the voting instruction card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Portfolio will not be liable for following internet or telephone instructions which it believes to be genuine.

The Shares of the Portfolio are currently held only by Insurance Companies for allocation to Accounts established to fund the benefits under Contracts.

In accordance with their view of currently applicable law, the Insurance Companies will vote the Shares of the Portfolio held in the applicable Account based on instructions received from Contract Owners. In connection with the solicitation of such instructions from such Contract Owners, it is understood and expected that the Insurance Companies will furnish a copy of this Proxy Statement to Contract Owners and that the Insurance Companies will furnish to Contract Owners one or more voting instruction cards by which the Contract Owners may provide their instructions to the Insurance Companies. Shares for which no instructions are received in time to be voted will be voted by the Insurance Companies in the same proportion as Shares for which instructions have been received from other Contract Owners of your Insurance Company in time to be voted.

If you complete and sign the voting instruction card, the Shares attributable to your contract will be voted exactly as you instruct. If you simply sign the voting instruction card without otherwise completing it, the Shares attributable to your contract will be voted FOR the approval of the liquidation of the Portfolio. If you do not return a voting instruction card at all, the Shares attributable to your contract will be voted in the same proportion as Shares for which instructions have been received from other Contract Owners of your Insurance Company. Abstentions do not constitute votes “FOR” the proposal and will have the same effect as votes “AGAINST” the proposal.

The rules of the Securities and Exchange Commission require that the Portfolio to disclose in this proxy statement the effect of “broker non-votes.” Broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto. As described herein, however, each Insurance Company, as the holders of record of Shares of the Portfolio, is required to vote Shares attributable to Contract Owners from which no voting instructions are received in proportion as those for which timely instructions from other Contract Owners are received by such Insurance Company. Broker non-votes, therefore, will be so voted by the Insurance Companies just as any other Shares for which the Insurance Companies do not receive voting instructions.

A majority of the outstanding Shares of the Portfolio entitled to vote must be present in person or by proxy in order to have a quorum to conduct business at the Meeting. Abstentions will be deemed present for the purpose of determining whether a quorum is present.

In the event that sufficient votes to approve the Proposal are not received at the Meeting, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of votes on the Proposal, provided that the Board of Trustees determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

The Portfolio knows of no business other than the Proposal described in this Proxy Statement which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment.

SHAREHOLDER INFORMATION

As of the Record Date, there were [          ] Class I Shares and [          ] Class II Shares of the Portfolio issued and outstanding. The persons who, to the knowledge of the Portfolio, owned beneficially more than 5% of the Class I Shares or Class II Shares of the Portfolio as of the Record Date are set forth below:

Percentage
Name and Address of Holder	Class of Shares	Ownership

[ ]	[ ]	[ ]%

Accounts will vote on the Proposal as instructed by Shareholders. Thus, Accounts do not control the Portfolio as a result of their ownership.

For regulatory reasons, Shares of the Portfolios are only available to Accounts of participating Insurance Companies, thus neither members of the Board of Trustees nor officers of the Life Investment Trust own any Shares of the Portfolio.

EXPENSES

The expenses of the liquidation and dissolution will be borne by the Adviser in the event the Liquidation Plan is approved and completed. In the event the Liquidation Plan is not approved and completed, the Adviser will bear the costs associated with the Liquidation Plan. The Board of Trustees has reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Liquidation Plan.

Expenses incurred in connection with the Liquidation Plan include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Board of Trustees; all expenses incurred in connection with the preparation of the Liquidation Plan and this Proxy Statement; federal and state filing fees and legal and audit fees; and the costs of printing and distributing this Proxy Statement.

Solicitation of voting instructions is being made primarily by the mailing of this Notice and Proxy Statement. In addition to the solicitation of voting instructions by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit voting instructions in person or by mail, telephone, telegraph, facsimile or oral communication. The Portfolio may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of voting instructions. The estimated cost of additional telephone solicitation by Computershare Fund Services is approximately $17,500. The solicitation expenses are an expense which will be borne by the Adviser.

SHAREHOLDER PROPOSALS

The Portfolio does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Portfolio should send such proposal to the Portfolio at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholder meeting, rules promulgated by the Securities and Exchange Commission require that, among other things, a shareholder’s proposal must be received at the offices of the Portfolio a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

GENERAL

Van Kampen Asset Management is the Portfolio’s investment adviser. The Portfolio’s distributor is Van Kampen Funds Inc. (the “Distributor”), and the Portfolio’s transfer agent is Van Kampen Investor Services Inc. (the “Transfer Agent”). The Adviser, the Distributor and the Transfer Agent are wholly owned subsidiaries of Van Kampen Investments Inc. (“Van Kampen Investments”). Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley. The principal business address of Van Kampen Investments, the Adviser, the Distributor and Morgan Stanley is 522 Fifth Avenue, New York, New York 10036. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947.

Management of the Portfolio does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the persons named as proxies will vote upon such matters in accordance with their best judgment.

A list of accounts holding shares of the Portfolio entitled to be present and vote at the Meeting will be available at the offices of the Portfolio, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Portfolio to additional expense.

If you cannot be present in person, you are requested to complete, sign and return the enclosed voting instruction card, for which no postage is required if mailed in the United States or record your voting instructions by telephone or via the internet promptly.

Stefanie V. Chang Yu
Vice President and Secretary
January [  ], 2009

Annex A

PLAN OF LIQUIDATION AND DISSOLUTION
OF
VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its series,
Enterprise Portfolio

The following Plan of Liquidation and Dissolution (the “Plan”) of the Enterprise Portfolio (the “Portfolio”), a series of Van Kampen Life Investment Trust, (the “Trust”), a Delaware statutory trust, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is intended to accomplish the complete liquidation and dissolution of the Portfolio in conformity with the provisions of the Trust’s Agreement and Declaration of Trust (the “Declaration”), and under Delaware law.

WHEREAS, Section 9.2 and Section 6.1(h) of the Declaration grants the Board of Trustees of the Trust (the “Board”) the authority to liquidate and dissolve the Portfolio, subject to the affirmative vote of “a majority of the outstanding voting securities” of the Portfolio as defined by the Investment Company Act; and

WHEREAS, the Board has deemed that it is advisable and in the best interests of the Portfolio and its Shareholders to liquidate and to dissolve the Portfolio, and the Board, on November 13, 2008, considered the matter and determined to recommend the termination of the Portfolio pursuant to this Plan; and

WHEREAS, the Board has directed submitting the proposal to liquidate and dissolve the Portfolio to Shareholders of the Portfolio at a meeting of Shareholders (the “Meeting”) and has authorized distribution of a proxy statement;

NOW, THEREFORE, the liquidation and dissolution of the Portfolio shall be carried out in the manner hereinafter set forth:

1. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at the Meeting. Approval of the Plan is to be determined by the vote of a majority of the outstanding shares of the Portfolio which means an affirmative vote of the lesser of (1) a majority of the outstanding shares of the Portfolio, or (2) 67% or more of the shares of the Portfolio represented at the Meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy. The date of such adoption and approval of the Plan by Shareholders is hereinafter called the “Effective Date.”

2. Dissolution. As promptly as practicable after the Effective Date, consistent with the provisions of this Plan, the Portfolio shall be liquidated and dissolved pursuant to applicable provisions of the Declaration and Delaware law.

3. Cessation of Business. After the Effective Date, the Portfolio shall not engage in any business activities except for the purpose of winding up its business and affairs, preserving the value of its assets and distributing its assets to Shareholders in accordance with the provisions of this Plan after the payment to (or reservation of assets for payment to) all creditors of the Portfolio; provided that the Portfolio shall, prior to the making of the final liquidating distribution, continue to honor requests for the redemption of Shares and may, as determined to be appropriate by the Board, make payment of dividends and other distributions to Shareholders and permit the reinvestment thereof in additional shares.

4. Liquidation of Assets. The Portfolio shall cause the liquidation of its assets to cash form as soon as is practicable consistent with the terms of the Plan.

5. Payment of Debts. As soon as practicable after the Effective Date, the Portfolio shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Portfolio incurred or expected to be incurred prior to the date of the liquidating distribution provided in Section 6 below.

6. Liquidating Distribution. As soon as practicable after the Effective Date, and in any event within sixty (60) days thereafter, the Portfolio will mail the following to each Shareholder of record who has not redeemed its Shares: (i) a liquidating distribution equal to the Shareholder’s proportionate interest in the remaining assets of the Portfolio (after the payments and creation of the reserves contemplated by Section 5 above); and (ii) information concerning the sources of the liquidating distribution.

7. Expenses of Liquidation and Dissolution.  Except as may be otherwise agreed to between the Portfolio and its investment adviser, all expenses incurred by or allocable to the Portfolio in carrying out this Plan and dissolving the Portfolio shall be borne by Van Kampen Asset Management or its affiliates.

8. Power of the Board of Trustees. The Board and, subject to the general direction of the Board, the officers of the Portfolio, shall have authority to do or authorize any and all acts and things as provided for in this Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of this Plan, including without limitation, the execution and filing of all certificates, documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement this Plan or which may be required by the provisions of the Investment Company Act, the Securities Act of 1933, as amended, and applicable Delaware law.

The death, resignation or other disability of any Trustee or any officer of the Portfolio shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in this Plan.

9. Amendment of the Plan. The Board shall have the authority to authorize such variations from or amendments to the provisions of this Plan (other than the terms of the liquidating distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of existence of the Portfolio, and the distribution of assets to Shareholders in accordance with the purposes intended to be accomplished by this Plan.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2008 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC
LIT ENT 09

Vote Today By Mail,
Touch-Tone Phone or the
Internet
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*** Control Number: 999 999 999 999 99 ***	Please fold and detach card at
perforation before mailing.
Voting Instruction Card
Van Kampen Life Investment Trust Enterprise Portfolio
Special Meeting of Shareholders
Solicited on Behalf of the Board of Trustees
[Insurance Company Drop-In:]
This Instruction Card is solicited by the above named insurance company seeking voting instructions with respect to shares of the Enterprise Portfolio (the “Portfolio”), a series of Van Kampen Life Investment Trust, for which it is the record or beneficial owner on your behalf.
The undersigned contract/policy owner hereby instructs that the votes attributable to the undersigned's shares with respect to the Portfolio be cast as directed on the reverse side at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Portfolio, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on April 3, 2009 at [        ] a.m., any and all adjournments thereof (the “Meeting”). The undersigned, by completing this Instruction Card, does hereby authorize the above named insurance company to exercise its discretion in voting upon such other business as may properly come before the Meeting.
The Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, the votes attributable to this Instruction Card will be voted FOR the proposal listed on the reverse side. Shares of the Portfolio for which no instructions are received will be voted by in the same proportion as votes for which instructions are received for the Portfolio.

Please Sign in Box Below

Date , 2009

Signature(s) Title(s) if applicable

Please sign exactly as your name or
names appear on the books of
the Portfolio. When signing as
attorney, trustee, executor,
administrator, custodian,
guardian or corporate
officer, please give full
title. If shares are held
jointly, each holder should
sign.

Please date and sign this card on the reverse side. Your instruction card is not valid unless it is signed.
Please fold and detach card at perforation before mailing.

This Instruction Card, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned.

Please vote by filling in the appropriate boxes below.

1.	To approve the liquidation and dissolution of the Portfolio pursuant to a Plan of Liquidation and Dissolution.	For ☐	Against ☐	Abstain ☐

2.	To transact such other business as may properly come before the Meeting.
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and vote your instruction card today!
1. Vote by telephone. Just call our dedicated toll-free proxy voting number.
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Enter the control number that appears on the front of your instruction card and follow the voice prompts to record your vote. Telephone voting is available 24 hours a day, 7 days a week. If you have received more than one instruction card, each card has a different control number and must be voted separately. You can vote all of your cards on the same phone call.
2. Vote on the internet. Log on to our voting website.
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Enter the control number that appears on the front of your instruction card and follow the instructions on the screen. Again, you must vote each card separately. You can vote all cards in the same session.
3. Vote by mail. Sign your instruction card(s) and return them in the enclosed postage-paid envelope.
Note: if you vote by telephone or internet, please do not return your instruction card(s), unless you intend to change your vote.